UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 ______________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 9, 2014

RETROPHIN, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36257	27-4842691
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

777 Third Avenue, 22nd Floor, New York, NY	10017
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (646) 837-5863

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

 ITEM 5.07.   SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

(b)           On May 9, 2014, Retrophin, Inc. (the “Company”) held its Annual Meeting of Stockholders.

At its annual meeting, stockholders voted to re-elect directors Martin Shkreli, Stephen Aselage, Steven Richardson, Cornelius E. Golding and Jeffrey Paley, M.D. to the Board of Directors (the “Board) of the Company. Mr. Shkreli, Mr. Aselage, Mr. Richardson, Mr. Golding and Dr. Paley will each serve as directors for a one-year term that expires at the Company’s Annual Meeting of Stockholders to be held in 2015 or until their respective successors shall have been elected and shall qualify. Stockholders also voted to approve, on a non-binding, advisory basis, a resolution approving the compensation of the Company’s named executive officers and voted, on a non-binding, advisory basis, to hold an advisory stockholder vote on the compensation of the Company’s Named Executive Officers each year.  Stockholders also voted to approve the Company’s 2014 Incentive Compensation Plan.  Additionally, stockholders ratified the selection of BDO USA, LLP to serve as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2014. The results of voting on the matters submitted to the stockholders are as follows:

Proposal 1.  Election of Directors:

Name	For	Withheld	Broker Non-Votes
Martin Shkreli	12,483,177	132,772	5,504,590
Stephen Aselage	12,602,260	5,689	5,504,590
Steven Richardson	12,475,177	132,772	5,504,590
Cornelius E. Golding	12,602,260	5,689	5,504,590
Jeffrey Paley, M.D.	12,602,260	5,689	5,504,590

Proposal 2.    A non-binding, advisory resolution approving the compensation of the Company’s Named Executive Officers:

For	Against	Abstain	Broker Non-Votes
12,363,256	236,228	11,652	5,504,590

Proposal 3.    A non-binding, advisory vote of the frequency (every one, two or three years) of the future non-binding, advisory votes of stockholders on the compensation of the Company’s Named Executive Officers:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
8,369,987	2,056,878	2,163,749	2,470	5,504,590

Proposal 4.    Approval of the Company’s 2014 Incentive Compensation Plan:

For	Against	Abstain	Broker Non-Votes
12,229,851	356,440	10,532	5,504,590

Proposal 5.    Ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the 2014 fiscal year:

For	Against	Abstain
18,092,330	5,154	46

(d)           In light of the vote in favor of holding the non-binding, advisory vote on the compensation of the Company’s executive officers on an annual basis, the Board determined that it currently intends to include an advisory, non-binding vote to approve the compensation of the Company’s Named Executive Officers every year until the next vote on the frequency of stockholder votes on the compensation of the Company’s Named Executive Officers, which shall occur no later than the annual meeting of the Company’s stockholders to be held in 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RETROPHIN, INC.

Date: May 13, 2014	By:	/s/ Marc Panoff
Name: Marc Panoff
Title: Chief Financial Officer